UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of TCF Financial Corporation elected Lynn A. Nagorske, President and Chief Operating Officer, as Chief Executive Officer (CEO) effective January 1, 2006.  William A. Cooper, current Chairman and CEO will retire as CEO effective January 1, 2006.  The Board of Directors of TCF Financial Corporation also elected Neil W. Brown, Executive Vice President and Chief Financial Officer, as President and Chief Financial Officer and Barry N. Winslow, President and CEO of TCF National Bank (TCF Bank), as Chief Operating Officer of TCF Financial Corporation effective January 1, 2006.  The Board of Directors of TCF National Bank elected Barry N. Winslow as Chairman of TCF Bank and Timothy P. Bailey, President of TCF Bank Illinois, as President and CEO of TCF Bank effective January 1, 2006.

A copy of the press release issued by TCF Financial Corporation on October 17, 2005 announcing executive management officer elections, is filed on Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(c)                 Exhibits.

Exhibit No.	Description

99.1#	Press Release of TCF Financial Corporation dated October 17,
2005

# Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman of the Board, Chief Executive Officer and Director

/s/ Neil W. Brown
Neil W. Brown, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:  October 17, 2005

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